Financial Instruments And Risk Management (Summary Of Offsetting Assets) (Details) (Commodity Contract [Member], USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Commodity Contract [Member]
Offsetting Assets [Line Items]
Gross Amounts of Recognized Assets	$ 597	$ 233	$ 6,727
Gross Amounts Offset in the Consolidated Balance Sheet	(82)	(9)	(3,684)
Net Amounts of Assets Presented in the Consolidated Balance Sheet	$ 515	$ 224	$ 3,043